UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

As previously reported, on October 4, 2010, Synta Pharmaceuticals Corp. (the “Company”, “we” or “us”) entered into a common stock purchase agreement with Azimuth Opportunity Ltd. (“Azimuth”), for what is sometimes referred to as an equity line of credit arrangement (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, Azimuth is committed to purchase and we may offer, from time to time and at our sole discretion, up to the lesser of (a) $35,000,000 of our common stock, or (b) 8,106,329 shares of common stock.  The shares of our common stock to be offered and sold to Azimuth under the Purchase Agreement were originally registered on our registration statement on Form S-3 (File No. 333-152833), which registration statement was due to expire on August 28, 2011 (the “Prior Registration Statement”).  On August 4, 2011, we filed a new registration statement on Form S-3 (File No. 333-176022) (the “New Registration Statement”), which was declared effective by the Securities and Exchange Commission on August 19, 2011.  The shares of our common stock to be offered and sold to Azimuth under the Purchase Agreement are now registered on the New Registration Statement.

In connection with and immediately prior to the effectiveness of the New Registration Statement, on August 19, 2011, the Company and Azimuth entered into an amendment to the Purchase Agreement (the “Amendment”) in order to reflect the registration of the shares of common stock to be offered and sold to Azimuth under the Purchase Agreement on the New Registration Statement.  All other terms and conditions of the Purchase Agreement remain in effect.

Following the execution of the Amendment and the effectiveness of the New Registration Statement, the Prior Registration Statement was terminated.

The foregoing is a summary description of the terms and conditions of the Amendment and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1, dated August 19, 2011, to Common Stock Purchase Agreement, dated October 4, 2010, by and between Synta Pharmaceuticals Corp. and Azimuth Opportunity Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: August 19, 2011	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1, dated August 19, 2011, to Common Stock Purchase Agreement, dated October 4, 2010, by and between Synta Pharmaceuticals Corp. and Azimuth Opportunity Ltd.